Consent of Independent Registered Public Accounting Firm

The Board of Trustees – New York Board

Oppenheimer Funds

We consent to the use of our reports, with respect to the funds listed in Appendix I, and dated as of the dates listed in Appendix I, that are part of the Oppenheimer Funds mutual fund group, each incorporated by reference into the Statement of Additional Information and to the reference to our firm under the heading “Comparison of Other Service Providers” in the Joint Proxy Statement/Prospectus filed on Form N-14.

/s/ KPMG LLP
Denver, Colorado
February 12, 2019

Appendix I

Fund Name	Fiscal Year End	Audit Report Date
Oppenheimer International Equity Fund	November 30, 2018	January 22, 2019
Oppenheimer International Growth Fund	November 30, 2018	January 22, 2019
Oppenheimer Rochester Fund Municipals	December 31, 2017	February 23, 2018
Oppenheimer Rochester Limited Term New York Municipal Fund, a series of Rochester Portfolio Series	December 31, 2017	February 23, 2018
Oppenheimer Portfolio Series: Active Allocation Fund, a series of Oppenheimer Portfolio Series	January 31, 2018	March 23, 2018
Oppenheimer Portfolio Series: Conservative Investor Fund, a series of Oppenheimer Portfolio Series	January 31, 2018	March 23, 2018
Oppenheimer Portfolio Series: Growth Investor Fund, a series of Oppenheimer Portfolio Series (formerly Oppenheimer Portfolio Series: Equity Investor Fund)	January 31, 2018	March 23, 2018
Oppenheimer Portfolio Series: Moderate Investor Fund, a series of Oppenheimer Portfolio Series	January 31, 2018	March 23, 2018
Oppenheimer Municipal Fund	March 31, 2018	May 25, 2018
OFI Pictet Global Environmental Solutions Fund, a series of OFI Funds Trust	April 30, 2018	June 22, 2018
Oppenheimer Dividend Opportunity Fund	April 30, 2018	June 22, 2018
Oppenheimer Global Focus Fund	April 30, 2018	June 22, 2018
Oppenheimer International Diversified Fund	April 30, 2018	June 22, 2018
Oppenheimer Real Estate Fund	April 30, 2018	June 22, 2018
Oppenheimer Small Cap Value Fund	April 30, 2018	June 22, 2018
Oppenheimer Institutional Government Money Market Fund	May 31, 2018	July 25, 2018
Oppenheimer Short Term Municipal Fund	May 31, 2018	July 25, 2018
Oppenheimer Gold & Special Minerals Fund	June 30, 2018	August 24, 2018
Oppenheimer Government Money Market Fund	July 31, 2018	September 26, 2018
Oppenheimer Rochester AMT-Free Municipal Fund	July 31, 2018	September 27, 2018
Oppenheimer Rochester California Municipal Fund	July 31, 2018	September 27, 2018
Oppenheimer Rochester High Yield Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust	July 31, 2018	September 27, 2018
Oppenheimer Rochester Limited Term California Municipal Fund	July 31, 2018	September 27, 2018
Oppenheimer Rochester New Jersey Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust	July 31, 2018	September 27, 2018
Oppenheimer Rochester Pennsylvania Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust	July 31, 2018	September 27, 2018
Oppenheimer Capital Appreciation Fund	August 31, 2018	October 25, 2018
Oppenheimer Developing Markets Fund	August 31, 2018	October 25, 2018
Oppenheimer Emerging Markets Innovators Fund	August 31, 2018	October 25, 2018

Appendix I,

continued

Oppenheimer International Small-Mid Company Fund	August 31, 2018	October 25, 2018
Oppenheimer Limited-Term Bond Fund	August 31, 2018	October 25, 2018
Oppenheimer Discovery Fund	September 30, 2018	November 21, 2018
Oppenheimer Global Fund	September 30, 2018	November 21, 2018
Oppenheimer Global Opportunities Fund	September 30, 2018	November 21, 2018
Oppenheimer Intermediate Term Municipal Fund	September 30, 2018	November 21, 2018
Oppenheimer Rochester AMT-Free New York Municipal Fund	September 30, 2018	November 21, 2018
Oppenheimer Rochester Short Duration High Yield Municipal Fund	September 30, 2018	November 21, 2018
Oppenheimer Discovery Mid Cap Growth Fund	October 31, 2018	December 21, 2018
Oppenheimer Equity Income Fund	October 31, 2018	December 21, 2018
Oppenheimer Fundamental Alternatives Fund, a series of Oppenheimer Quest for Value Funds	October 31, 2018	December 21, 2018
Oppenheimer Global Allocation Fund, a series of Oppenheimer Quest for Value Funds	October 31, 2018	December 21, 2018
Oppenheimer Global Multi-Asset Growth Fund	October 31, 2018	December 21, 2018
Oppenheimer Global Multi-Asset Income Fund	October 31, 2018	December 21, 2018
Oppenheimer Macquarie Global Infrastructure Fund	October 31, 2018	December 21, 2018
Oppenheimer Mid Cap Value Fund, a series of Oppenheimer Quest for Value Funds	October 31, 2018	December 21, 2018
Oppenheimer Rising Dividends Fund	October 31, 2018	December 21, 2018
Oppenheimer Value Fund, a series of Oppenheimer Series Fund	October 31, 2018	December 21, 2018

Consent of Independent Registered Public Accounting Firm

The Board of Trustees/Directors – Denver Board

Oppenheimer Funds

We consent to the use of our reports, with respect to the funds listed in Appendix I, and dated as of the dates listed in Appendix I, that are part of the Oppenheimer Funds mutual fund group, each incorporated by reference into the Statement of Additional Information and to the reference to our firm under the heading “Comparison of Other Service Providers” in the Joint Proxy Statement/Prospectus filed on Form N-14.

/s/ KPMG LLP

Denver, Colorado

February 12, 2019

Appendix I

Fund Name	Fiscal Year End	Audit Report Date

Oppenheimer Total Return Bond Fund, a series of Oppenheimer Integrity Funds	December 31, 2017	February 23, 2018

Oppenheimer Master Inflation Protected Securities Fund, LLC	January 31, 2018	March 23, 2018

Oppenheimer Main Street Small Cap Fund	April 30, 2018	June 22, 2018

Oppenheimer Emerging Markets Local Debt Fund	May 31, 2018	July 25, 2018

Oppenheimer Global High Yield Fund	May 31, 2018	July 25, 2018

Oppenheimer Main Street Mid Cap Fund	June 30, 2018	August 24, 2018

Oppenheimer Government Cash Reserves	July 31, 2018	September 26, 2018

Oppenheimer Intermediate Income Fund, formerly Oppenheimer Corporate Bond Fund	July 31, 2018	September 26, 2018

Oppenheimer Main Street All Cap Fund	July 31, 2018	September 26, 2018

Oppenheimer Senior Floating Rate Fund	July 31, 2018	September 26, 2018

Oppenheimer Senior Floating Rate Plus Fund	July 31, 2018	September 26, 2018

Oppenheimer Ultra-Short Duration Fund	July 31, 2018	September 26, 2018

Oppenheimer Capital Income Fund	August 31, 2018	October 25, 2018

Oppenheimer Main Street Fund, a series of Oppenheimer Main Street Funds	August 31, 2018	October 25, 2018

Oppenheimer Global Strategic Income Fund	September 30, 2018	November 28, 2018

Oppenheimer International Bond Fund	September 30, 2018	November 28, 2018

Oppenheimer Limited-Term Government Fund	September 30, 2018	November 21, 2018

Oppenheimer Master Event-Linked Bond Fund, LLC	September 30, 2018	November 21, 2018

Oppenheimer Master Loan Fund, LLC	September 30, 2018	November 21, 2018

Oppenheimer SteelPath MLP & Energy Infrastructure Fund, a series of OFI SteelPath Series Trust	October 31, 2018	December 21, 2018

Oppenheimer SteelPath Panoramic Fund	October 31, 2018	December 21, 2018